Exhibit 99.2
--------------------------------------------------------------------------------

                                                                       TY
                                                                     LISTED
                                                                      NYSE
Tri-Continental Corporation
          an investment you can live with                         July 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

Tri-Continental Corporation invests to produce future growth of both capital and income, while providing reasonable current income.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

Portfolio Managers:
John B. Cunningham and Michael F. McGarry

Investment Team:
Seligman Core Investment Team

--------------------------------------------------------------------------------
SELIGMAN'S STYLE ANALYSIS
--------------------------------------------------------------------------------

                                  MANAGEMENT STYLE
                               Value   Blend  Growth
                       -------------------------------------------
             Large                       o
                       -------------------------------------------
MARKET CAP   Medium
                       -------------------------------------------
             Small

This style analysis is the opinion of Seligman only and has not been provided by any third party.

--------------------------------------------------------------------------------
TOP EQUITY HOLDINGS
--------------------------------------------------------------------------------

Represents 23.7% of net assets.

General Electric

Exxon Mobil

Bank of America

Altria Group

Citigroup

JPMorgan Chase

Microsoft

Chevron

Pfizer

American International Group

The Corporation is actively managed, and its holdings are subject to change. Holdings and Portfolio Composition are shown as a percentage of net assets. Portfolio holdings information is available at www.seligman.com.

For more information, please call 800-TRI-1092 (800-874-1092) or visit our website at www.tricontinental.com

The website reference contained herein is an inactive textual reference and information contained in or otherwise accessible through this website does not form a part of this fact sheet.

--------------------------------------------------------------------------------
PER SHARE CHARACTERISTICS
--------------------------------------------------------------------------------

Net Asset Value                                                         $22.59

Market Price                                                            $19.73

Premium/(Discount)                                                      (12.66)%

Accumulated Realized Capital Loss(1)                                    $(1.14)

Net Unrealized Capital Loss(2)                                          $(0.79)*

(1) Amount shown is based on the Fund's accounting records and may not reflect certain tax adjustments. Represents accumulated net gains or losses on portfolio transactions through July 31, 2006. Net realized losses for a fiscal year may be carried forward for up to eight years to offset future net realized gains.

(2) Amount shown is based on the Fund's accounting records and may not reflect certain tax adjustments. Represents net unrealized gains or losses as of July 31, 2006. Actual gains that may be realized in the future may be different than this amount due to market fluctuation and the timing of any sales of portfolio securities.

*     $0.96 in Unrealized Gains and $(1.75) in Unrealized Losses.

--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------


Number of Consecutive Years Dividend Paid                                                           62

Yield of Portfolio                                                                                1.37%

SEC Yield                                                                                         1.00%

Rolling Average Distribution Rate (Includes Dividends and Capital Gains)       Five Year*         2.30%
                                                                                Ten Year*         8.40%

*     As of June 30, 2006.

--------------------------------------------------------------------------------
HOLDINGS BY SECTOR
--------------------------------------------------------------------------------

                                    Tri-Continental Corporation*    S&P 500

Consumer Discretionary                         10.49%                  9.78%

Consumer Staples                                8.21                   9.74

Energy                                          9.14                  10.65

Financials                                     18.22                  21.82

Health Care                                    13.51                  12.86

Industrials                                     7.70                  11.00

Information Technology                         20.32                  14.23

Materials                                       4.64                   2.93

Telecommunication Services                      4.51                   3.46

Utilities                                       1.09                   3.53

Short-Term                                      2.17                   0.00

*     Sectors are shown as a percent of the total portfolio holdings.


--------------------------------------------------------------------------------
INVESTMENT RESULTS
--------------------------------------------------------------------------------

Total returns for the periods ended July 31, 2006

                                                                     Average Annual
                                                    -----------------------------------------------------
                       One Month*   Year-to-Date*   One Year     Three Years     Five Years   Ten Years
Net Asset Value          1.16%           2.66%        4.04%          10.52%          1.06%       6.32%

Market Price             1.39            6.94         8.39           10.98           0.77        7.14

S&P 500                  0.62            3.34         5.39           10.79           2.82        8.80

Lipper Closed-End
Growth & Income
Funds Average            1.00            5.13         6.33           10.32           3.86        7.90

*     Not annualized.

--------------------------------------------------------------------------------
IMPORTANT PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Performance data quoted herein represents past performance. Past performance does not guarantee or indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Total returns for the Fund as of the most recent month-end will be made available at www.tricontinental.com by the seventh business day following that month-end.

The Net Asset Value and Market Price investment results assume the reinvestment of all distributions. The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are an unmanaged average and benchmark, respectively, that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The S&P 500 also excludes the effect of fees. Investors cannot invest in an average or index.

--------------------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       TY
                                                                     LISTED
                                                                      NYSE
Tri-Continental Corporation
          an investment you can live with                        July 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO STATISTICS(1)
--------------------------------------------------------------------------------

Inception                                                                  1929

NYSE Symbol                                                                  TY

NAV Symbol                                                                XTYCX

Median Market Cap                                                 $58.3  billion

Weighted Average Price/
 Earnings Ratio (2005)(2)                                                 15.60

Weighted Average Price/
 Book Ratio (2005)(3)                                                       2.5x

Net Investment Assets                                              $2.4  billion

(1) Calculations are based upon information provided by FactSet as of 7/31/06 for the securities held in the Corporation.

(2) Price/Earnings Ratio is the "multiple" of earnings at which a stock sells, determined by dividing current stock price by estimated earnings per share, adjusted for stock splits. A higher "multiple" indicates investors have greater expectations for future growth. The weighted average is the mean of the price/earnings ratios of all securities held in Tri-Continental's portfolio, weighted by the percent of equity.

(3) Price/Book Ratio is the comparison of a stock's market value to the value of total assets less total liabilities (book value), determined by dividing current stock price by common stockholder equity per share, adjusted for stock splits. The weighted average is the mean of the price/book ratios of all securities held in Tri-Continental's portfolio, weighted by the percent of equity.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

This information is authorized for use only in the case of concurrent or prior delivery of the offering prospectus for Tri-Continental Corporation. You should consider the investment objectives, risks, charges, and expenses of Tri-Continental Corporation carefully before investing. The prospectus, which contains information about these factors and other important information, should be read carefully before investing.

For more information, please call 800-TRI-1092 (800-874-1092) or visit our website at www.tricontinental.com

--------------------------------------------------------------------------------
YEAR-BY-YEAR ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


                                                                                              Year-to-Date
                    1996    1997   1998   1999   2000    2001    2002     2003   2004   2005    (7/31/06)
Market Value        22.0%   27.9%  26.2%  12.6% -11.6%   -5.2%  -28.2%   25.2%    13.0%  3.0%     6.9%
Net Asset Value     21.4%   26.6%  25.8%  10.7%  -8.3%  -10.2%  -26.4%   25.8%    13.4%  2.7%     2.7%

See Important Performance Information on page 1 of this fact sheet.

--------------------------------------------------------------------------------
GROWTH OF $10,000
--------------------------------------------------------------------------------

                          [MOUNTAIN LINE GRAPH OMITTED]

7/31/96 - 7/31/06 (Based on Market Price)

$19,922

Excludes the effect of any costs associated with the purchase of shares. See Important Performance Information on page 1 of this fact sheet.

--------------------------------------------------------------------------------
A WORD ABOUT RISK
--------------------------------------------------------------------------------

The net asset value of shares may not always correspond to the market price of such shares. Shares of many closed-end funds frequently trade at a discount from their net asset value. Tri-Continental Corporation is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

There is no guarantee that the Fund's investment goals/objective will be met, and you could lose money.

--------------------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CETRI8 7/06                               DISTRIBUTED BY SELIGMAN ADVISORS, INC.
--------------------------------------------------------------------------------